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                                                                    EXHIBIT 10.2

                    SECOND AMENDMENT TO AMENDED AND RESTATED
                           SUBORDINATED LOAN AGREEMENT

         THIS SECOND AMENDMENT TO AMENDED AND RESTATED SUBORDINATED LOAN AGREEMENT (the "Amendment") is made and entered into as of June 18, 2002 by and between ORIGEN FINANCIAL L.L.C., a Delaware limited liability company (the "Borrower"), whose address is 260 East Brown Street, Suite 200, Birmingham, Michigan 48009, and SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP, a Michigan limited partnership ("Lender"), whose address is 31700 Middlebelt Road, Suite 145, Farmington Hills, Michigan 48334.

                                    RECITALS:

         A. Borrower, Origen Financial, Inc. ("Origen Inc.") and Lender have entered into that certain Amended and Restated Subordinated Loan Agreement dated February 1, 2002, as amended by the First Amendment to Amended and Restated Subordinated Loan Agreement dated March 22, 2002 (the "Loan Agreement"). All capitalized terms not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

         B. Origen Inc. was merged with and into Borrower effective April 25, 2002 and Borrower is therefore the successor to Origen Inc.'s obligations under the Loan Agreement.

         C. Borrower and Lender desire to amend the Loan Agreement in accordance with the terms and conditions of this Amendment.

         NOW, THEREFORE, the parties agree as follows:

         1. Section 1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following Section 1:

         "Loan. The Line of Credit provided hereunder shall have the following terms:

         Type of Loan: Line of Credit

         Interest Rate: 700 basis points over LIBOR, but not less than eleven percent (11%) per annum, or in excess of fifteen percent (15%) per annum

         Note Amount: $23,125,000

         Maturity: December 18, 2002

         Aggregate Fees: $187,500

         The Loan and any amendments, extensions, renewals, or refinancing thereof are subject to this Agreement."

         2. Upon the execution of this Amendment, Borrower shall execute and deliver to Lender a Fourth Amended and Restated Promissory Note dated June 18, 2002, in the form attached to this Amendment as Exhibit A (the "Fourth Amended Note"). The Fourth Amended Note shall replace the Third Amended and Restated Promissory Note dated March 22, 2002 executed by Borrower and Origen Inc. in connection with the Loan Agreement. All references in the Loan Agreement to the "Third Amended Note" are hereby amended to be the "Fourth Amended Note."



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         3. Upon the execution of this Amendment, Borrower shall pay Lender an origination fee of $9,285.

         4. Unless otherwise modified by this Amendment, all provisions of the Loan Agreement shall remain in full force and effect.

         5. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one and the same agreement. Facsimile or photographic reproductions of this Amendment may be made and relied upon to the same extent as though such fax or copy were an original.

         IN WITNESS WHEREOF, the parties have executed this Second Amendment to Amended and Restated Subordinated Loan Agreement as of the date first written above.

                             BORROWER:

                             ORIGEN FINANCIAL L.L.C., a Delaware limited liability company

                             By:   /s/ Ronald A. Klein
                                  -----------------------------
                             Its:  Chief Executive Officer
                                  -----------------------------

                             LENDER:

                             SUN COMMUNITIES OPERATING LIMITED
                             PARTNERSHIP, a Michigan limited partnership

                             By: Sun Communities, Inc., a Maryland corporation
                             Its:  General Partner


                                          By:      /s/ Gary A. Shiffman
                                             --------------------------
                                          Its:     President
                                             --------------------------

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